THE SWISS HELVETIA FUND, INC.

For the three-month period ended March 31, 2015, the performance of the Swiss Helvetia Fund, Inc. (the “Fund”), as measured by the change in value in the Fund’s net asset value (“NAV”), increased by 3.91% in US dollars. For the same period, the Fund’s share price performance increased by 3.59%, as the discount at which the Fund traded its shares widened. This compares with an increase of 4.89% in the Swiss equity markets, as measured by the Swiss Performance Index (the “Index” or “SPI”) as measured in US dollars.

Economic environment during the period under review

Global economic review

Global economic growth reported for the final quarter of 2014 was weaker than the rate posted in the third quarter. This was mainly due to a softening of data reported for the US, where the real GDP growth rate registered in the third quarter more than halved from 5% to 2.2%. In the Eurozone, there was a moderate acceleration from 0.8% to 0.9%. In the UK, the rate also advanced slightly from 2.8% to 3%. Japan recovered to 1.5% quarterly growth after a slump in the previous two quarters, and China was stable at 7.3%.

In the US, although the quantitative easing (QE) process has been terminated, the Federal Reserve appears reluctant to start raising short-term interest rates. Meanwhile, in large part due to the slow pace of economic activity and lower energy prices, the massive

QE effort of the European Central Bank (ECB) does not appear to be causing inflationary pressures in consumer prices.

In terms of Swiss monetary policy, the “big event” during the reporting period was the Swiss National Bank’s (SNB) abolishment of the floor for the Euro exchange rate against the Swiss franc, which occurred on January 15, 2015. This led to an approximate 15% rise of the Swiss franc against all other currencies. The US dollar subsequently continued its rise against most currencies, including the Swiss franc. As a result, while the Swiss franc strengthened by just over 2% against the US dollar for the first quarter 2015, it strengthened by approximately 15% against the Euro.

Swiss economic review

Swiss real GDP in the fourth quarter of 2014 grew by 0.6% (not annualized)—equal to the third quarter. The preliminary growth estimate for 2014 came at 2.0% according to the Swiss State Secretariat for Economic Affairs (SECO). The strongest contribution, accounting for 1.4% of the 2.0% GDP growth, came from the balance of trade. Exports of goods (excluding valuables) advanced by 4.8% while imports grew only by 1.3% (however, this component is expected to change in 2015, after the SNB abandoned the floor for the EUR/CHF exchange rate). Private consumption, which was a more stable component in 2014 and is expected to remain so, grew by about 1% and contributed approximately 0.5% to annual GDP.

THE SWISS HELVETIA FUND, INC.

Market environment during the period under review

Equity and bond markets performed well during the first quarter, primarily driven by the start of QE by the ECB. Most stock markets experienced positive performance in local currencies, but when measured in US dollars, some of the strong advances were offset by the significant decline that most currencies experienced—except the Swiss franc. In terms of regional performance in local currencies, the MSCI Europe stood out when measured in Euros, having returned 16.75% on the prospect of better economic growth and the ECB’s QE, which however led to a decline of the common currency, resulting in a return for the MSCI Europe of only 3.52% in US dollars. In general, when looking at the performance in US dollars, regional or country index performance had marginal variance, and the SPI emerged as a leader with an advance of 4.89%, compared to an almost flat performance of the Standard & Poor’s 500 during the same period.

Within the Swiss equity market, there were important differences both in terms of sectors and stocks. Generally, stocks with high dividend yields fared better, with some exceptions: Adecco, Geberit and UBS were among the top performers within the blue chip Swiss Market Index, despite paying dividends at a rate below that of the Index. The performance of the three heavyweights can be found around the median. Novartis slightly outperformed, while Roche lagged slightly due to a drug development set-back in December, and Nestlé was subdued due to its 2015 guidance for organic growth, which was below its long-term ambitions. Small and mid caps moderately outperformed the Index by 1.6%.

Performance

The Fund’s performance benefited in absolute USD terms from some of its larger positions, i.e., Novartis, Roche, Lindt & Sprungli, Nestlé, Tecan UBS, Syngenta and Swiss Life. Some smaller holdings also were helpful for absolute performance: Leonteq, Basilea, Implenia, Evolva, Lonza, Clariant, Helvetia and DKSH. These stocks also contributed positively to performance compared against the return of the SPI, with three exceptions: Novartis (outperformed the Index and is held at an underweight due to the Fund’s industry concentration limitations), UBS (outperformed the Index and is held at an underweight) and Swiss Life (underperformed the Index slightly and is held at an overweight). Among the Fund’s larger positions, Swatch and Richemont contributed negatively on an absolute and relative basis. Other stocks that had an absolute and relative negative impact were Belimo, Sonova, Bucher, OC Oerlikon, Bruckhardt Compression and Logitech.

During the period, there was an overall neutral effect from stock and sector allocation on the Fund’s NAV return of 3.91% in US dollars, which was equivalent to the performance of the Index’s performance of 4.89% before taking into account the impact of private equity holdings, Fund expenses and dividend reinvestments.

THE SWISS HELVETIA FUND, INC.

Private Equity Investments

The value of the Fund’s private equity investments decreased during the reporting period. The limited partnership Zurmont Madison Private Equity LLP distributed the proceeds of two further divestments, but also reduced the value of its holdings. There was a minor negative revaluation at SelFrag, reflecting the terms of a capital increase announced in the first quarter that the Fund chose not participate in and which is expected to close in the second quarter of 2015.

Portfolio changes

There has been a rather low turnover, both in dollar terms and in the number of portfolio purchases and sales. In total, there were 8 purchases and 6 sales of listed equities on a net basis during the quarter. As of March 31, 2015, there are 35 listed companies held by the Fund, 6 direct investments into private equity firms and two participations held in private equity limited partnerships.

New Investments by the Fund

Airopack Technology Group AG

gategroup Holding AG

Sunrise Communications Group AG

Additions to Existing Investments

Dufry AG

Nestlé SA

Swiss Life Holding AG

Feintool International Holding AG

OC Oerlikon Corp. AG

Logitech International SA

Positions Entirely Disposed of

Sika AG

Reductions in Existing Investments

Clariant AG

Swatch Group AG

EFG International AG

Leonteq AG

DKSH Holding, Ltd.

In the first quarter of 2015, we added three new positions to the Fund: Airopack, gategroup and Sunrise Communications.

Airopack is a small company with a focus on innovative packaging and dispenser solutions, including dispensing technology driven by air pressure without the need for chemical propellants. Its largest client is Procter & Gamble, which is offering under the Gillette brand first products (razor gel) with the dispenser solution of Airopack.

Travel and Leisure company gategroup is an independent provider of products and services for on-board passengers in trains and airplanes. Its core operation is airline catering. We had several meetings with management and with the company’s chairman as well as with an activist shareholder. We gained confidence that the operational underperformance of the business will be addressed and therefore decided to buy a position in this stock.

THE SWISS HELVETIA FUND, INC.

Sunrise Communications is a telecommunication company with operations solely in Switzerland. It is a top company in a highly concentrated and attractive Swiss market with high brand loyalty. We decided to participate in the company’s IPO as we like the stable nature of the business and as it was priced at a discount to Swisscom, the incumbent industry leader.

We increased the Fund’s positions in Swiss Life, Feintool and OC Oerlikon when these stocks sold off after the SNB’s decision to abandon the Swiss franc minimum exchange rate to the Euro.

During the quarter we completely disposed of our position in Sika. While the stock had performed well since our acquisition, we disposed of our position after evaluating the potential impact of an ongoing legal dispute involving the company’s founding family.

In addition, we reduced several positions that either had a strong stock price performance or where we believe the market is underestimating the impact of the SNB’s decision regarding the Swiss franc/Euro exchange rate.

Outlook

Global economic outlook

Expectations for 2015 are for a moderate recovery, although the global economy softened toward the end of last year, mainly driven by the US. Also, lower commodity prices, particularly the large slide in oil prices, led to concerns over global growth. While these have a dampening effect in the short term, we believe they should lead to economic tailwinds in the long term, which reinforces our view that the economy should accelerate modestly after the US digests a weak first quarter. Thanks to the ECB’s large quantitative easing program and the ensuing slide of the Euro, growth is expected to pick up from a low level in Europe, while a weaker yen should have a comparable effect on the Japanese economy. Emerging economies generally are likely to benefit from an upswing in advanced economies, although commodity dependent countries such as Russia and Brazil may continue to be impacted by heightened volatility in commodities. In contrast, net energy importers such as India should benefit, although factors such as exchange rate links to the US dollar, a tighter US monetary policy and a strong dollar might weigh on growth. Meanwhile, China is expected to decelerate as the property market cools and business capex is held back by overcapacity, but it should still grow solidly above other major economies.

Swiss economic outlook

Although last year’s Swiss real GDP once again outpaced the Euro area and accelerated to an annualized preliminary growth rate of 2% in the fourth quarter of 2014, forecasts for 2015 have been lowered to 0.9% by SECO after the SNB decided to abandon the minimum exchange rate against the Euro. This will likely dampen the growth of an export oriented economy like Switzerland considerably, and we deem the official

THE SWISS HELVETIA FUND, INC.

estimate as optimistic. However, the weakness can be categorized as transient, as so far there are no reasons to expect a significant further strengthening of the Swiss franc. Therefore, our outlook for 2016 is again more realistic, and a reversion to 1.8% growth is currently expected.

Investment view

In terms of our overall market view, we expect strong liquidity and modest improvements in growth to continue to support equities despite the increase in valuations. We have, however, also highlighted previously that we expect volatility to increase from its currently low level. This would not be atypical for the later stages of a bull market.

Looking at the Swiss market, we should not be surprised that, after the SNB’s decision, earnings estimates have fallen about 12% measured against where they stood at the start of 2015. While they have recovered slightly since the end of February, this is related to the strong correlation between Swiss earnings and the US dollar and should not yet be interpreted as a sign that overall earnings fundamentals have improved.

We currently think that the geopolitical risks are more or less confined to Russia, the Ukraine, the Middle East and Africa. We also expect the current Euro exit discussion to be limited to Greece. As a result, there is currently a lower risk for global markets, but the source of many of these issues emanates from unexpected and irrational human behavior, and therefore they should not be disregarded completely.

As long as these risks do not become reality, equity markets should continue to rise. The liquidity injected by central banks is so significant and other asset classes, in particular bonds, are offering such low yields that the additional money created by central banks will eventually flow into equities. However, we expect volatility to increase, as it is typical in the later stages of an equity bull market. We do not expect a near end of the bull market, but rather would like to highlight the increased risk of a more significant set-back, after which we would expect equity indices to advance to even higher levels. As price-conscious investors, we are prone to add or increase positions in stocks during potential market corrections when prices become very attractive and when there is more valuation dispersion among stocks than we currently discern.

Ultimately, we continue to believe that Swiss equities are a good investment, especially in the long term. Many Swiss companies are global leaders of industry and we believe that Swiss companies will be able to successfully cope with a strengthening Swiss franc, as they have done over the last several decades.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	March 31, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 92.64%

Banks — 6.28%

2,000	Banque Cantonale Vaudoise	$1,148,976	0.31%
Offers consumer loans, treasury management, pension funds, investment management services, trades in commodities, advises on mergers and acquisitions and offers securities brokerage services.
	(Cost $1,083,902)

248,600	Credit Suisse Group AG	6,700,657	1.81%
	A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $5,945,260)

418,000	EFG International AG	5,164,213	1.40%
	A global private banking group offering private banking and asset management services. (Cost $4,599,600)

540,500	UBS Group AG1	10,194,543	2.76%
	Provides retail banking, corporate and institutional banking, wealth management, asset management and investment banking. (Cost $6,975,871)

		23,208,389	6.28%

Biotechnology — 6.75%

66,000	Actelion, Ltd.	7,651,189	2.07%
	Focuses on the discovery, development and commercialization of treatments to serve critical, unmet medical needs. (Cost $3,082,700)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

50,000	Basilea Pharmaceutica AG2	$5,698,548	1.54%
	Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $4,000,920)

1,600,000	Evolva Holding SA2	2,833,316	0.77%
	Discovers and provides innovative, sustainable ingredients for health, nutrition and wellness. (Cost $1,272,422)

57,000	Lonza Group AG	7,130,135	1.93%
	Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. The company operates production sites in Europe, the United States and China. (Cost $5,402,602)

3,029	NovImmune SA2,3	1,643,450	0.44%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		24,956,638	6.75%

Chemicals — 3.91%

143,000	Clariant AG	2,862,061	0.77%
	Develops, produces, markets and sells specialty chemical products for various end markets. (Cost $2,454,425)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Chemicals — (continued)

34,000	Syngenta AG1	$11,576,032	3.14%
	Produces herbicides, insecticides, fungicides, and seeds for field crops, vegetables, and flowers. (Cost $11,412,215)

		14,438,093	3.91%

Construction & Materials — 3.76%

3,375	Belimo Holding AG	7,331,669	1.98%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $7,119,603)

100,000	Implenia AG	6,568,516	1.78%
Provides construction, civil and underground engineering services. Implenia’s projects include residential and industrial buildings, tunnels, bridges and roads. The company also provides real estate and facilities management and marketing services.
	(Cost $6,306,426)

		13,900,185	3.76%

Financial Services — 2.92%

100,000	GAM Holding AG	2,079,687	0.56%
	An independent, well-diversified asset management business, with a focus on the manufacturing and distribution of investment products and services. (Cost $1,678,844)

No. of Shares	Security	Fair Value	Percent of Net Assets

Financial Services — (continued)

15,730	Leonteq AG	$5,384,768	1.46%
	A technology and service platform with a leading position in structured investment products in Switzerland. (Cost $2,959,033)

17,000	VZ Holding AG	3,325,440	0.90%
Provides independent financial advice to private individuals and companies. The company consults on investment, tax and inheritance planning and provides advice regarding insurance products and coverage.
	(Cost $2,809,082)

		10,789,895	2.92%

Food & Beverage — 16.08%

273	Lindt & Sprungli AG1	17,285,597	4.68%
	Major manufacturer of premium Swiss chocolates. (Cost $6,930,228)

558,143	Nestlé SA1	42,178,210	11.40%
	Largest food and beverage processing company in the world. (Cost $11,614,346)

		59,463,807	16.08%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — 8.01%

34,200	Bucher Industries AG	$8,260,393	2.23%
	Manufactures food processing machinery, vehicles and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $11,093,920)

28,000	Burckhardt Compression Holding AG1	10,824,668	2.93%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $8,779,373)

50,000	DKSH Holding, Ltd.	4,087,306	1.11%
	An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $3,707,106)

17,531	Feintool International Holding AG	1,695,704	0.46%
Manufactures integrated systems for fineblanking and forming technologies. The company produces presses and special tooling capable of manufacturing precision parts, automation systems, riveting machines and extruded plastic and metal components.
	(Cost $1,452,879)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

407,575	OC Oerlikon Corp. AG	$4,741,684	1.28%
Produces industrial equipment to manufacture solar energy modules, place coatings, extract processing gases, manufacture textiles, and transmit power using mechatronic driveline components.
	(Cost $4,893,386)

		29,609,755	8.01%

Insurance — 3.64%

8,581	Helvetia Holding AG	4,624,888	1.25%
	Provides a broad range of life, casualty, liability, accident and transportation insurance. (Cost $3,909,132)

35,700	Swiss Life Holding AG	8,839,545	2.39%
	Provides life insurance and institutional investment management. (Cost $8,217,923)

		13,464,433	3.64%

Medical Equipment — 5.21%

168,000	Kuros Biosurgery AG2,3	702,234	0.19%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Medical Equipment — (continued)

56,000	Sonova Holding AG	$7,800,680	2.11%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $8,573,645)

3,731	Spineart SA2,3	1,830,890	0.50%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,329)

68,000	Tecan Group AG1	8,926,181	2.41%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $6,804,220)

		19,259,985	5.21%

Personal & Household Goods — 4.95%

113,000	Compagnie Financiere Richemont SA1	9,109,338	2.46%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments, and men’s and women’s wear. (Cost $8,108,858)

No. of Shares	Security	Fair Value	Percent of Net Assets

Personal & Household Goods — (continued)

109,500	Swatch Group AG1	$9,187,944	2.49%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. The company also operates retail boutiques. (Cost $10,277,202)

		18,297,282	4.95%

Pharmaceuticals — 25.49%[4]

530,000	Novartis AG1	52,465,253	14.18%
	One of the leading manufacturers of branded and generic pharmaceutical products. (Cost $10,426,545)

151,500	Roche Holding AG1	41,817,307	11.31%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious, autoimmune, and for other areas including dermatology and oncology.
	(Cost $8,841,735)

		94,282,560	25.49%

Retail — 1.17%

29,000	Dufry AG2	4,308,350	1.17%
	Operates duty-free shops in countries such as the Caribbean, France, Italy, Mexico, Russia, Singapore, the United Arab Emirates and the United States. (Cost $4,643,154)

		4,308,350	1.17%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Technology — 2.32%

121,000	Airopack Technology Group AG2	$1,308,041	0.35%
Develops and patents packaging solutions. The company has developed a technology for filling liquids, powders, gases and products of average-to high viscosity (such as gels, creams or foam) into recyclable plastic packaging (PET).
	(Cost $1,256,395)

550,000	Logitech International SA	7,276,330	1.97%
Engages in the development and marketing of hardware and software products that enable or enhance digital navigation, music and video entertainment, gaming, social networking, and audio and video communication.
	(Cost $7,291,266)

		8,584,371	2.32%

Telecommunications — 1.62%

69,151	Sunrise Communications Group AG2	5,994,558	1.62%
Provides a broad range of telecommunications services and equipment. The company offers mobile and wired phone services, broadband internet, cable television services, mobile phones, tablet computers and related equipment.
	(Cost $5,220,152)

		5,994,558	1.62%

No. of Shares	Security	Fair Value	Percent of Net Assets

Travel & Leisure — 0.53%

57,600	gategroup Holding AG	$1,948,070	0.53%
Provides a wide range of services for airlines. The company specializes in catering and hospitality, provisioning and logistics, and onboard solutions to companies that serve people on the move. The company’s other customers include railroads and hotels.
	(Cost $1,756,773)

		1,948,070	0.53%

	Total Common Stocks (Cost $207,592,220)	342,506,371	92.64%
Preferred Stocks — 0.83%

Biotechnology — 0.65%

8,400	Ixodes AG, Series B2,3,5	699,207	0.19%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of lyme disease from a tick bite. (Cost $2,252,142)

3,162	NovImmune SA, Series B2,3	1,715,613	0.46%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		2,414,820	0.65%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stocks — (continued)

Industrial Goods & Services — 0.13%

250,447	SelFrag AG, Class A, Series C2,3,5	$232,062	0.07%
78,514	SelFrag AG, Class A, Series D2,3,5	72,751	0.02%
171,902	SelFrag AG, Class A, Series E2,3,5	159,283	0.04%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,932,198)

		464,096	0.13%

Medical Equipment — 0.05%

83,611	EyeSense AG, Series A Preferred[2,3]	199,709	0.05%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		199,709	0.05%

	Total Preferred Stocks (Cost $9,253,695)	3,078,625	0.83%

Security	Fair Value	Percent of Net Assets
Private Equity Limited Partnerships — 2.36%

Biotechnology — 0.53%

Aravis Biotech II — Limited Partnership[3,5] (Cost $2,857,869)	$1,970,656	0.53%

Financial Services — 1.83%

Zurmont Madison Private Equity, Limited Partnership[3,5] (Cost $8,319,767)	6,757,427	1.83%

Total Private Equity Limited Partnerships (Cost $11,177,636)	8,728,083	2.36%

Total Investments* (Cost $228,023,551)	354,313,079	95.83%

Other Assets Less Other Liabilities, net	15,405,709	4.17%

Net Assets	$369,718,788	100.00%

Net Asset Value Per Share:
($369,718,788 ÷ 27,843,053 shares outstanding, $0.001 par value: 50 million shares authorized)		$13.28

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	March 31, 2015

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]

Illiquid. There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland. Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures. At the end of the period, the aggregate Fair Value of these securities amounted to $15,983,282 or 4.32% of the Fund’s net assets. Additional information on these securities is as follows

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – October 24, 2014	$2,857,869
EyeSense AG – Preferred Shares A	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
Kuros Biosurgery AG – Common Shares	August 10, 2009 – August 28, 2009	2,516,639
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
NovImmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010	2,623,329
Zurmont Madison Private Equity, Limited Partnership	September 13, 2007 – July 18, 2014	8,319,767

		$27,122,408

[4]

The Fund has a fundamental investment policy that prohibits it from investing 25% or more of its total assets in a particular industry. As of March 31, 2015, the Fund had more than 25% of its total assets invested in the pharmaceuticals industry as a result of the appreciation of the value of its existing investments. The Fund will not invest in any additional companies in the industry until such time that the percentage of the Fund’s total assets invested in that industry is below 25%.

[5]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

Name of Issuer	Fair Value as of 12/31/14	Gross Additions	Gross Reductions	Fair Value as of 3/31/15
Aravis Biotech II, Limited Partnership	$1,984,736	$—	$—	$1,970,656
Ixodes AG – Preferred Shares B	683,480	—	—	699,207
SelFrag AG – Class A – Preferred Shares	529,267	—	—	464,096
Zurmont Madison Private Equity, Limited Partnership	12,978,154	—	(4,722,446)	6,757,427

	$16,175,637	$—	$(4,722,446)	$9,891,386

*	Cost for Federal income tax purposes is $226,778,293 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$159,043,868
Gross Unrealized Depreciation	(31,509,082)

Net Unrealized Appreciation (Depreciation)	$127,534,786

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (concluded)	March 31, 2015

PORTFOLIO HOLDINGS
% of Net Assets as of March 31, 2015
Common Stocks
Pharmaceuticals	25.49%
Food & Beverage	16.08%
Industrial Goods & Services	8.01%
Biotechnology	6.75%
Banks	6.28%
Medical Equipment	5.21%
Personal & Household Goods	4.95%
Chemicals	3.91%
Construction & Materials	3.76%
Insurance	3.64%
Financial Services	2.92%
Technology	2.32%
Telecommunications	1.62%
Retail	1.17%
Travel & Leisure	0.53%
Preferred Stocks
Biotechnology	0.65%
Industrial Goods & Services	0.13%
Medical Equipment	0.05%
Private Equity Limited Partnerships
Financial Services	1.83%
Biotechnology	0.53%
Other Assets Less Other Liabilities, net	4.17%

100.00%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than sixty days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely-accepted model.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $15,983,282 or 4.32% of the Fund’s net assets at March 31, 2015, and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2015:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$338,329,797	$—	$4,176,574	$342,506,371
Preferred Stock*	—	—	3,078,625	3,078,625
Private Equity Limited Partnerships	—	—	8,728,083	8,728,083

Total Investments in Securities	$338,329,797	$—	$15,983,282	$354,313,079

*	Please see the Schedule of Investments for industry classifications.

Level 3 securities, which are listed in Note 3 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies and private equity limited partnerships that invest in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

The Fund values its Level 3 investments in the two private equity limited partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates to the partnerships’ audited financial statements. In using the unadjusted

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity limited partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at March 31, 2015	Valuation Technique	Unobservable inputs	Range[1]
Privately-held companies
Biotechnology
NovImmune SA—Common Shares	$1,643,450	Market approach	Recent round of financing	N/A
NovImmune SA—Preferred Shares	1,715,613	Market approach	Recent round of financing	N/A
Ixodes AG—Preferred Shares	699,207	Discounted cash flow	Discount rate	14%-16%
			Probability of success rate on research and development	40%-60%
Industrial Goods & Services
SelFrag AG, Class A, Series C—Preferred Shares	232,062	Market approach	Recent round of financing	N/A
SelFrag AG, Class A, Series D—Preferred Shares	72,751	Market approach	Recent round of financing	N/A
SelFrag AG, Class A, Series E—Preferred Shares	159,283	Market approach	Recent round of financing	N/A
Medical Equipment
Kuros Biosurgery AG—Common Shares	702,234	Market approach	Proposed round of financing	N/A
EyeSense AG—Preferred Shares	199,709	Market approach	Recent round of financing	N/A
Spineart SA—Common Shares	1,830,890	Market approach	2014 peer group revenue multiples	3.0x-4.0x
Private Equity Limited Partnerships
Biotechnology
Aravis Biotech II—Limited Partnership	1,970,656	NAV as a practical expedient	N/A	N/A
Financial Services
Zurmont Madison Private Equity, Limited Partnership	6,757,427	NAV as a practical expedient	N/A	N/A
Total	$15,983,282

[1]

Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the probability of success rate on research and development is accompanied by a directionally similar change in fair value. Conversely, a change in the discount rate is accompanied by a directionally opposite change in fair value.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The Fund’s policy is to disclose transfers between Levels based on their market prices at the reporting period end. There were no transfers between Levels for the period ended March 31, 2015.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Limited Partnerships	Total
Balance as of December 31, 2014	$4,082,631	$3,084,987	$14,962,890	$22,130,508
Change in Unrealized Appreciation/Depreciation*	93,943	(6,362)	(1,512,361)	(1,424,780)
Net Realized Gain (Loss)	—	—	—	—
Gross Purchases**	—	—	—	—
Gross Sales**	—	—	(4,722,446)	(4,722,446)

Balance as of March 31, 2015	$4,176,574	$3,078,625	$8,728,083	$15,983,282

*	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on March 31, 2015.
**	For private equity limited partnership investments, represents contributions of capital or return of capital distributions received.

C. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

D. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (concluded)

Note 2—Capital Commitments

As of March 31, 2015, the Fund maintains illiquid investments in two private equity limited partnerships. These investments appear in the Fund’s Schedule of Investments. The Fund’s capital commitments for these partnerships are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*	Fair Value as of March 31, 2015
Private Equity Limited Partnerships—International (a)
Aravis Biotech II, Limited Partnership	$3,346,031	$327,576	$1,970,656
Zurmont Madison Private Equity, Limited Partnership	14,413,672	4,609,123	6,757,427

*	The original capital commitment represents 3,250,000 and 14,000,000 Swiss francs for Aravis Biotech II, LP and Zurmont Madison Private Equity LP, respectively. The unfunded commitment represents 318,175 and 4,476,841 Swiss francs, respectively. The Swiss franc (CHF)/U.S. dollar exchange rate as of March 31, 2015 was used for conversion and equals 0.9713.

(a)	This category consists of two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two limited partnerships. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown on the following page. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

The stock portion of any dividends or distributions you receive is not subject to the Plan. When the Fund declares dividends or distributions payable either in (i) stock or (ii) stock or cash at the election of the stockholder, you will receive newly issued shares of the Fund (unless you elect to receive your dividend or distribution in cash) on terms and conditions that are otherwise identical to those of the Plan.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

THE SWISS HELVETIA FUND, INC.

Independent Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

Brian A. Berris[1]

Director

David R. Bock[2]

Director

Jean-Marc Boillat[2]

Director

Richard A. Brealey[2,3]

Director

Claus Helbig[4]

Director

R. Clark Hooper[2]

Director

Mark A. Hemenetz

President

Principal Executive Officer

Alan M. Mandel

Treasurer

Principal Financial Officer

Stephen M. DeTore

Chief Compliance Officer

Carin F. Muhlbaum

Vice President

William P. Sauer

Vice President

Abby L. Ingber

Chief Legal Officer

Secretary

David Marshall

Assistant Treasurer

Scott Rhodes

Assistant Treasurer

Heather Melito-Dezan

Assistant Secretary

Angel Lanier

Assistant Secretary

[1] Audit Committee Chair [2] Audit Committee Member [3] Pricing Committee Chair	[4] Governance/Nominating Committee Chair

Investment Adviser

Schroder Investment Management North America, Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

(800) 730-2932

Investment Sub-adviser

Schroder Investment Management North America Ltd.

31 Gresham Street

London, EC2V 7QA

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

(888) 556-0425

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

The Investment Adviser

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America, Inc. (“SIMNA Inc.”)

SIMNA Inc. is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approximately $474.3 billion in assets under management as of March 31, 2015.

Executive Offices

The Swiss Helvetia Fund, Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

(800) 730-2932

For inquiries and reports:

(800) 730-2932

email: swzintermediary@schroders.com

Website Address

www.swzfund.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Executive Offices

875 Third Avenue, 22nd Floor

New York, NY 10022

(800) 730-2932

www.swzfund.com

SWZ QR 3-31-15

A SWISS INVESTMENTS FUND

WWW.SWZFUND.COM

QUARTERLY REPORT

For the Period Ended

March 31, 2015